Broadroadge:
A Global Fintech Leader

INVESTOR CONFERENCE CALL

Growing our Global Capital Markets Franchise with the Acquisition of Itiviti

March 29, 2021

Broadridge

Forward-Looking Statements and Non-GAAP Measures

This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2020 (the “2020 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2020 Annual Report. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.

Factors related to the transactions discussed in this presentation that could cause actual results to differ materially from those contemplated by the forward-looking statements include:

- uncertainties as to the timing to consummate the potential transaction;
- the risk that a condition to closing the potential transaction may not be satisfied;
- the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties;
- potential litigation relating to the potential transaction that could be instituted;
- the effects of disruption to Broadridge’s or Itiviti’s respective businesses;
- the impact of transaction costs;
- Broadridge’s ability to achieve the benefits from the proposed transaction;
- Broadridge’s ability to effectively integrate the acquired operations into its own operations;
- the ability of Broadridge to retain and hire key Itiviti personnel;
- the effects of any unknown liabilities;
- the diversion of management time on transaction-related issues; and
- the failure to obtain any financing necessary to complete the acquisition.

There may be other factors that may cause our actual results to differ materially from the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. You should carefully read the factors described in the “Risk Factors” section of the 2020 Annual Report for a description of certain risks that could, among other things, cause our actual results to differ from these forward-looking statements.

This presentation includes certain Non-GAAP financial measures including Adjusted earnings per share (“EPS”), Adjusted Operating income and Adjusted Operating income margin. Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures.

Headlines

Broadridge acquires Itiviti for €2.1 billion (approximately $2.5 billion), enhancing its position as a global Fintech leader

ITIVITI

Significantly strengthens Capital Markets Franchise, with a highly complementary product suite extending our reach into the front office and enhancing its multi-asset capabilities

Drives additional global scale and reach outside of North America, enhancing Broadridge's ability to serve its global client base, and increasing our relationships with 24 of the top 25 global banks

Positioned to drive attractive returns to shareholders and be accretive to recurring revenue growth, margins and Adjusted EPS growth; positions Broadridge to be at higher end of three-year objectives

Maintains investment grade credit rating while staying committed to internal investment, funding a growing dividend and pursuing additional tuck-in acquisitions

Transaction overview

Financial Details	• Purchase price = **€2.143 billion** ($2.5 billion) • **$250 million** recurring revenue business model • **High single digit revenue growth,** accretive to organic recurring revenue growth, margins and Adjusted EPS • **Double-digit IRR** and accretive to Adjusted EPS in first year
Financing and Balance Sheet	• **All-cash** transaction funded through new $2.55B term credit facility • Maintaining **investment grade credit rating** with a plan to rapidly de-lever over next two years • **No change to capital allocation priorities:** committed to funding internal investments, a growing dividend and tuck-in acquisitions
Conditions / Timing	• Expect **closing in fourth quarter of fiscal 2021** subject to regulatory approval and customary closing conditions

Itiviti is a leading global provider of capital markets trading technology

COMPANY PROFILE

State-of-the-art OEMS platform for equities, fixed income and ETDs	End-to-end execution across agency and principal trading Supports high/low touch OEMS, portfolio trading, and middle office allocation 10,000 active Sales Trader users
Order routing network / FIX connectivity	FIX network connecting 1,700 buy-side and sell-side institutions Post-trade connectivity solutions for buy-side clients Suite of FIX engines, tools and managed FIX services
Global scale	~1,000 employees 16 offices worldwide
Diversified, **blue-chip client base**	2,000+ clients, linking 1,300 sell side and 500 buy side clients Nearly 50% Tier 1 institutions

PRODUCT REVENUE MIX


OEMS
~61%
Network / Connectivity
~39%

GEOGRAPHIC REVENUE MIX


EMEA
~45%
APAC
~20%
Americas
~35%

Itiviti positions Broadridge as a global leader across the trade life cycle


Front Office
OEMS
Connectivity
Network
Post Trade
Middle and
Back Office

A modular, multi-asset offering that facilitates access to market liquidity, enables more effective market making, efficient post-trade processing, and a common front-to-back data architecture

A component-based front-to-back offering aligns our offering with critical client needs for:

Simplification

Clients are looking to simplify their technology stack and operating models and reduce solution fragmentation

Mutualization

Market pressures are accelerating front office mutualization

Front-to-back digitization

Firms are looking to drive deeper integration and automation across the trade cycle, particularly in equities and ETDs, which is driving the next wave of technology investments

Extends Broadridge's global scale and reach

GREATER REACH ENHANCES ABILITY TO SERVE GLOBAL CLIENTS

- Significantly expands our **international size and reach**
- Expands APAC **revenues by +80%**
- Extends Broadridge market presence in Continental Europe
- Adds office locations in **5 Markets**

ATTRACTIVE CLIENT BASE OFFERS SIGNIFICANT CROSS-SELLING OPPORTUNITIES

- Itiviti's blue chip client base includes **24 of the 25 top global investment banks**
- **2,000 plus clients** will offer additional cross-selling opportunities across Capital Markets and Governance

Targeting $20 million in revenue synergies by FY25

Itiviti is expected to be accretive to Broadridge's top and bottom-line growth and generate a double-digit IRR . . .

	Broadridge	Itiviti	Change	Improved
Recurring Revenue Mix[1]	65%	100%	+200 bps	✓
Organic Recurring Revenue Growth[2]	5-7%	8-10%	+20 bps	✓
Adjusted Operating Income Margin[1,3]	18%	+30%	+50 bps	✓

1. *Broadridge Fiscal Year 2020*
2. *Broadridge FY20-FY23 Growth CAGR Objective*
3. *Non-GAAP. Information about our use of Non-GAAP measures and a reconciliation to closest GAAP measures may be found on slides 10-12*

. . . Giving us confidence that Broadridge is well positioned to deliver at the higher end of our Investor Day objectives

	FY20 – FY23 Growth Objectives	FY20 - FY23 Itiviti Impact	Outlook
Organic Recurring Revenue Growth CAGR	5-7%	Modestly Positive	5-7%
Recurring Revenue Growth CAGR	7-9%	2.5-3 pts.	Well positioned for higher end of the range
Adj. Operating Income Margin[1] Expansion (bps/year)	Greater than 50bps	+20 bps	50+ bps
Adj. Earnings per Share[1] Growth CAGR	8-12%	2 pts.	Well positioned for higher end of the range

1. *Non-GAAP. Information about our use of Non-GAAP measures may be found on slides 10-12*

Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures

Explanation of the Company's Use of Non-GAAP Financial Measures

This presentation includes certain Non-GAAP financial measures including Adjusted earnings per share, Adjusted Operating Income and Adjusted Operating Income Margin. These Non-GAAP financial measures are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP") and should be viewed in addition to, and not as a substitute for, the Company's reported results.

Broadridge believes these Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company's business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors' understanding of the Company's operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company's Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation.

Adjusted EPS, Adjusted Operating income and Adjusted Operating Income margin Non-GAAP measures exclude the impact of certain costs, expenses, gains and losses and other specified items from Broadridge's GAAP results, the exclusion of which management believes provides insight regarding our ongoing operating performance.

Reconciliations of fiscal year 2020 Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.

For purposes of discussing the projected impact of the Itiviti acquisition, certain forecasted results are included. A reconciliation of Non-GAAP forward-looking information to the corresponding GAAP measures cannot be provided without unreasonable efforts due to the inherent difficulty in quantifying certain amounts due to a variety of factors, including the unpredictability in the movement in foreign currency rates, Broadridge's effective tax rate as well as expenses related to the acquisition.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions	FISCAL YEAR 2020
Operating income (GAAP)	**$624.9**
Adjustments:	
Amortization of Acquired Intangibles and Purchased Intellectual Property	122.9
Acquisition and Integration Costs	12.5
IBM Private Cloud Charges	32.0
Covid-19 Related Expenses	2.4
Adjusted Operating income (Non-GAAP)	**$794.8**
Operating income margin (GAAP)	13.8%
Adjusted Operating income margin (Non-GAAP)	17.5%

Note: Amounts may not sum due to rounding.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions, except per share amounts	FISCAL YEAR 2020
Diluted earning per share (GAAP)	**$3.95**
Adjustments:	
Amortization of Acquired Intangibles and Purchased Intellectual Property	1.05
Acquisition and Integration Costs	0.11
IBM Private Cloud Charges	0.27
Covid-19 Related Expenses	0.02
Gain on Sale of a Joint Venture Investment	(0.06)
Taxable adjustments	**1.40**
Tax impact of adjustments (a)	(0.32)
Adjusted earnings per share (Non-GAAP)	**$5.03**

a) Calculated using the GAAP effective tax rate, adjusted to exclude $15.6 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2020.

Note: Amounts may not sum due to rounding.

Broadridge Investor Relations

W. Edings Thibault

Tel: 516-472-5129

Email: Edings.Thibault@Broadridge.com